Penn Capital Mid Cap Core Fund

Schedule of Investments
November 30, 2021 (Unaudited)

	NUMBER OF
Common Stocks: 94.2%	SHARES	Value
Aerospace & Defense: 1.1%
Mercury Systems, Inc.*	4,023	$196,926
Air Freight & Logistics: 3.2%
GXO Logistics, Inc.*	3,027	290,743
XPO Logistics, Inc.*	3,802	275,417
		566,160
Banks: 5.3%
Pinnacle Financial Partners, Inc.	4,392	419,041
Texas Capital Bancshares, Inc.*	3,654	205,793
Western Alliance Bancorp	2,990	328,242
		953,076
Biotechnology: 3.4%
Exelixis, Inc.*	11,332	190,264
Halozyme Therapeutics, Inc.*	6,570	216,022
United Therapeutics Corp.*	1,107	209,776
		616,062
Building Products: 1.5%
Lennox International, Inc.	849	262,358
Chemicals: 5.5%
Axalta Coating Systems Ltd.*	9,486	287,616
CF Industries Holdings, Inc.	4,909	297,436
Livent Corp.*	12,882	390,196
		975,248
Commercial Services & Supplies: 2.3%
IAA, Inc.*	3,359	162,240
Steelcase, Inc. - Class A	22,405	250,712
		412,952
Construction Materials: 2.3%
Martin Marietta Materials, Inc.	1,034	417,229
Consumer Finance: 2.5%
LendingTree, Inc.*	1,772	200,909
OneMain Holdings, Inc.	5,057	251,788
		452,697
Electrical Equipment: 1.7%
nVent Electric PLC	8,564	298,284
Energy Equipment & Services: 0.8%
TechnipFMC PLC	24,694	140,015
Food Products: 1.1%
Lamb Weston Holdings, Inc.	3,876	201,242
Health Care Equipment & Supplies: 2.1%
CONMED Corp.	2,805	368,745
Health Care Providers & Services: 1.0%
Quest Diagnostics, Inc.	1,181	175,591
Hotels, Restaurants & Leisure: 8.7%
MGM Resorts International	8,416	333,105
Norwegian Cruise Line Holdings Ltd.*	17,036	332,372
Planet Fitness, Inc. - Class A*	4,171	340,729
Six Flags Entertainment Corp.*	7,899	288,867
Vail Resorts, Inc.	775	257,075
		1,552,148
Insurance: 6.5%
Arch Capital Group Ltd.*	7,124	287,667
Fidelity National Financial, Inc.	4,835	236,480
Lincoln National Corp.	5,721	379,474
Primerica, Inc.	1,772	260,750
		1,164,371
Interactive Media & Services: 2.4%
IAC/InterActiveCorp*	1,624	217,048
TripAdvisor, Inc.*	8,194	211,897
		428,945
IT Services: 4.1%
Alliance Data Systems Corp.	3,986	271,686
GoDaddy, Inc. - Class A*	3,617	253,805
Sabre Corp.*	28,237	212,624
		738,115
Life Sciences Tools & Services: 2.5%
Avantor, Inc.*	11,424	451,020
Marine: 1.6%
Kirby Corp.*	5,426	283,346
Media: 3.2%
Fox Corp. - Class B	6,792	228,211
Liberty Media Corp.-Liberty SiriusXM - Class A*	7,124	347,651
Loyalty Ventures, Inc.*	1	18
		575,880
Metals & Mining: 1.7%
Steel Dynamics, Inc.	5,205	311,259
Oil, Gas & Consumable Fuels: 2.5%
Diamondback Energy, Inc.	4,171	445,171

Pharmaceuticals: 3.5%
Bausch Health Cos, Inc.*	12,476	297,428
Catalent, Inc.*	2,584	332,457
		629,885
Professional Services: 1.7%
TransUnion	2,658	295,543
Semiconductors & Semiconductor Equipment: 7.8%
Allegro MicroSystems, Inc.*	12,661	395,403
Kulicke & Soffa Industries, Inc.	4,540	261,776
Skyworks Solutions, Inc.	1,661	251,907
Teradyne, Inc.	3,211	490,866
		1,399,952
Software: 3.1%
Anaplan, Inc.*	4,337	185,667
Tyler Technologies, Inc.*	701	363,805
		549,472
Specialty Retail: 4.9%
Burlington Stores, Inc.*	886	259,713
Five Below, Inc.*	1,587	322,859
Floor & Decor Holdings, Inc. - Class A*	2,325	299,716
		882,288
Technology Hardware, Storage & Peripherals: 1.5%
Western Digital Corp.*	4,503	260,454
Textiles, Apparel & Luxury Goods: 1.7%
PVH Corp.	2,842	303,469
Trading Companies & Distributors: 3.0%
H&E Equipment Services, Inc.	7,530	317,013
United Rentals, Inc.*	664	224,923
		541,936
Total Common Stocks (cost $12,181,229)		16,849,839

Equity Real Estate Investment Trusts (REITs): 4.2%
Healthcare Trust of America, Inc. - Class A	8,416	285,807
MGM Growth Properties LLC - Class A	5,869	214,864
Pebblebrook Hotel Trust	11,701	245,136
		745,807
Total REITS (cost $665,644)		745,807

Short-Term Investments: 2.0%
U.S. Bank Money Market Deposit Account, 0.01%(a)	355,471	355,471
Total Short-Term Investments (cost $355,471)		355,471

Total Investments - 100.4% (cost $13,202,344)		17,951,117
Liabilities in Excess of Other Assets (0.4)%		(65,121)
Net Assets: 100.0%		$17,885,996

Percentages are stated as a percent of net assets.
* Non-income producing security.
(a) The rate shown is as of November 30, 2021.

Country Exposure (as a percentage of total investments)
United States	91.0%
Bermuda	4.8%
Ireland	1.7%
Canada	1.7%
United Kingdom	0.8%

The Accompanying Footnotes are an Integral Part of this Schedule of Investments

1. Significant Accounting Policies (Unaudited)
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

The Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because the Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, Bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of November 30, 2021, in valuing the Fund’s investments:

Description	Level 1	Level 2	Level 3	Total
Investments in Securities(a)
Common Stocks	$16,849,839	$-	$-	$16,849,839
Real Estate Investment Trusts (REITs)	745,807	-	-	745,807
Short-Term Investments	355,471			355,471
Total Investments in Securities	$17,951,117	$-	$-	$17,951,117

(a) All other industry classifications are identified in the Schedule of Investments for the Fund.